Rule 497(e)
                                                                 Reg. No. 33-12
                                                              File No. 811-4401

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             SELECT VALUE PORTFOLIO

       SUPPLEMENT DATED FEBRUARY 28, 2000 TO PROSPECTUS DATED MAY 1, 1999

CHANGE IN PORTFOLIO MANAGER

     Skyline Asset Management, L.P. has notified Principal Preservation that it is resigning from its position as sub-advisor to the Select Value Portfolio. Following consultation among management of Principal Preservation, B.C. Ziegler and Company (the advisor to the Select Value Portfolio) and Skyline, the parties determined that the resignation should take effect following the close of business on February 29, 2000. Beginning on March 1, 2000, B.C. Ziegler will assume responsibility for the portfolio management of the Select Value Portfolio under the terms of the existing investment advisory agreement between it and Principal Preservation.

     Mr. Leon Dodge will manage the assets of the Select Value Portfolio. Mr. Dodge, a Chartered Financial Analyst, is a Vice President and Portfolio Manager at Ziegler Asset Management and a Portfolio Manager for B.C. Ziegler. Prior to joining Ziegler Asset Management, Mr. Dodge served as a Senior Research Analyst for GS2 Securities, Inc., a position he held since 1993. Mr. Dodge, who earned an MBA degree in finance from the University of Wisconsin - Whitewater, has also served in various portfolio manager capacities for both M&I Investment Management and First Wisconsin Bank (n/k/a Firstar Bank).

     This change in portfolio manager will not affect the investment objective of the Select Value Portfolio, and Mr. Dodge anticipates using an investment strategy and program consistent with the strategy and program used by Skyline, as disclosed in the current Prospectus. The advisory fee presently paid by the Select Value Portfolio also will remain the same.